EXHIBIT 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the filing of the financial statements of Ophthalmic Imaging Systems ("Registrant") for the fiscal year ended December 31, 2004 (the "Report"), each of the undersigned hereby certifies, to such officer's knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                                  /s/ Gil Allon
                                                  --------------------------
                                                  Gil Allon
                                                  Chief Executive Officer


                                                  /s/ Ariel Shenhar
                                                  --------------------------
                                                  Ariel Shenhar
                                                  Chief Financial Officer